Exhibit 10.2

CONSENT AND FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

This CONSENT AND FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (“Consent”) is entered into as of March 3_1_, 2021 by and between EAST WEST BANK (“Bank”) and JOURNEY MEDICAL CORPORATION (“Journey”) and JG PHARMA, INC. (“JG”; Journey and JG are sometimes referred to, individually, as a “Borrower” and, collectively, the “Borrowers”).

RECITALS

A.Borrowers and Bank are parties to a Loan and Security Agreement dated as of March 31, 2021 (as amended from time to time, the “Agreement”).

B.Journey proposes to enter into an Asset Purchase Agreement with Dermira, Inc. relating to the Qbrexza®product dated as of March 31, 2021 (the “Acquisition Agreement”; and the transaction contemplated by the Acquisition Agreement is sometimes referred to as the “Acquisition”). Section 7.3 of the Agreement prohibits consummation of the Acquisition. Bank wishes to consent to the Acquisition in accordance with the terms of this Consent and amend the terms of the Agreement as set forth below.

NOW, THEREFORE, the parties agree as follows:

1.Schedule 6.9 in Section 6.9(b) of the Agreement is replaced by Schedule 6.9 attached hereto.
2.Notwithstanding the provisions of Section 7.3 of the Agreement, Bank consents to the execution, delivery and performance of the Acquisition Agreement and consummation of the Acquisition, provided an Event of Default does not exist immediately before consummation of the Acquisition nor immediately after giving effect to the Acquisition.
3.Borrowers shall provide an execution version of the Acquisition Agreement to Bank prior to signing, and such version shall be substantially in the form as provided to Lender prior to the Closing Date.
4.Unless otherwise defined, all initially capitalized terms in this Consent shall be as defined in the Agreement. Except as amended hereby, the Agreement remains in full force and effect.
5.Borrowers represent and warrant that (i) the Acquisition Agreement presented to Bank as of the date hereof is a true and correct copy of the Acquisition Agreement and (ii) the representations and warranties contained in the Agreement are true and correct as of the date of this Consent in all material respects (provided, however, that (a) those representations and warranties that are qualified by materiality shall be true and correct as of the date of this Consent and (b) those representations and warranties expressly referring to another date shall be true, correct and complete as of such date).
6.This Consent may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
7.As a condition to the effectiveness of this Consent, Bank shall have received, in form and substance satisfactory to Bank, the following:
(a)this Consent;
(b)copy of the Acquisition Agreement executed by the parties thereto;
(c)evidence that Journey has received at least $11,000,000 of proceeds, net of transaction fees and expenses, from the sale or issuance of its equity or Subordinated Debt securities, to finance the Acquisition;
(d)payment of an amount equal to all Bank Expenses incurred through the date of this Consent; and

(e)such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have executed this Consent as of the first date above written.

JOURNEY MEDICAL CORPORATION

By:	/s/ Claude Maraoui
Name:	Claude Maraoui
Title:	President & CEO

JG PHARMA, INC

By:	/s/ Claude Maraoui
Name:	Claude Maraoui
Title:	President & CEO

EAST WEST BANK

By:	/s/ James Tai
Name:	James Tai
Title:	Managing Director / Head of Life Sciences

SCHEDULE 6.9 MINIMUM EBITDA

Performance To Plan Covenant Schedule (including Qbrexza)

	Required EBIDA with Qbrexza
Jan-21	$1	Measured on trailing 3 month basis
Feb-21	$1	Measured on trailing 3 month basis
Mar-21	$1	Measured on trailing 3 month basis
Apr-21	$3,313,700	Measured on trailing 12 month basis
May-21	$4,189,471	Measured on trailing 12 month basis
Jun-21	$3,853,431	Measured on trailing 12 month basis
Jul-21	$3,551,014	Measured on trailing 12 month basis
Aug-21	$4,061,947	Measured on trailing 12 month basis
Sep-21	$4,311,640	Measured on trailing 12 month basis
Oct-21	$3,285,153	Measured on trailing 12 month basis
Nov-21	$4,266,680	Measured on trailing 12 month basis
Dec-21	$3,998,521	Measured on trailing 12 month basis
Mar-22	$4,288,252	Measured on trailing 12 month basis
Jun-22	$4,911,967	Measured on trailing 12 month basis
Sep-22	$5,834,753	Measured on trailing 12 month basis
Dec-22	$7,271,030	Measured on trailing 12 month basis
Mar-23	$9,182,798	Measured on trailing 12 month basis
Jun-23	$10,516,152	Measured on trailing 12 month basis
Sep-23	$11,599,416	Measured on trailing 12 month basis
Dec-23	$11,448,978	Measured on trailing 12 month basis
Mar-24	$12,266,637	Measured on trailing 12 month basis